Exhibit 10.17
Sixteenth Amendment To
Amended and Restated Credit Agreement
This Sixteenth Amendment to Amended and Restated Credit Agreement (herein, the “Amendment”) is entered into as of April 4, 2019, by and among INTL FCStone Financial Inc., a Florida corporation (“Borrower”), the Guarantors party to this Amendment, the financial institutions party to this Amendment, as lenders (the “Lenders”), and Bank of Montreal, as administrative agent (the “Administrative Agent”).
Preliminary Statements
A.    The Borrower, the Guarantors, the Lenders and the Administrative Agent entered into a certain Amended and Restated Credit Agreement dated as of June 21, 2010, as amended (the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.
B.    The Borrower has requested that the Lenders amend the Credit Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.
Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.	Amendment.
Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the defined term “Termination Date” appearing in Section 5.1 of the Credit Agreement shall be amended and restated to read in its entirety as follows:
“Termination Date” means April 3, 2020 or such earlier date on which the Commitments are terminated in whole pursuant to Section 1.10, 9.2 or 9.3 hereof.

Section 2.	Conditions Precedent.
This Amendment shall become effective upon satisfaction of all of the following conditions precedent:
2.1.    The Borrower, the Guarantors, the Lenders and the Administrative Agent shall have executed and delivered this Amendment.
2.2.    The Administrative Agent shall have received good standing certificates for each of the Borrower and the Guarantors from the Secretary of State from the state of its incorporation (dated no earlier than 30 days prior to the date of this Amendment).
2.3.    Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

Section 3.	Representations.
In order to induce the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Administrative Agent and the Lenders that as of the date hereof (a) the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct in all material respects (except to the extent that such representations and warranties relate to an earlier date) and (b) it is in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

Section 4.	Miscellaneous.
4.1.    Except as specifically amended herein, the Credit Agreement, including without limitation the Guarantees set forth in Section 11 thereof and the Notes issued pursuant to Section 1.9 thereof, shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.
4.2.    The Borrower agrees to pay on demand all out of pocket costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Administrative Agent.
4.3.    This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of executed counterparts of this Amendment by telecopy or by e‑mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as an original. This Amendment shall be governed by the internal laws of the State of Illinois.
[Signature Pages to Follow]

This Sixteenth Amendment to Amended and Restated Credit Agreement is entered into as of the date and year first above written.

INTL FCSTONE FINANCIAL INC., as the Borrower

By        /s/ William Dunaway
Name        William Dunaway
Title        CFO

By        /s/ Bruce Fields
Name        Bruce Fields
Title        Group Treasurer
INTL FCSTONE, INC., as the Guarantor

By        /s/ William Dunaway
Name        William Dunaway
Title        CFO

By        /s/ Bruce Fields
Name        Bruce Fields
Title        Group Treasurer

Accepted and agreed to.
BANK OF MONTREAL, as Administrative Agent
By        /s/ Krupa Tantuwaya
Name        Krupa Tantuwaya
Title        Director

BMO HARRIS FINANCING, INC., as a Lender
By        /s/ Krupa Tantuwaya
Name        Krupa Tantuwaya
Title        Director

[Signature Page to Sixteenth Amendment to Amended and Restated Credit Agreement]